UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 12, 2022

Bakkt Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39544	98-1550750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Avalon Boulevard, Suite 1000, Alpharetta, Georgia	30009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 534-5849

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Accounting Officer

Bakkt Holdings, Inc. (the “Company”) appointed Charles “Chip” Goodroe, 38, as Vice President, Chief Accounting Officer and Principal Accounting Officer of the Company, effective September 12, 2022. Prior to joining the Company, Mr. Goodroe served roles of increasing responsibility at Grant Thornton LLP from 2012 to September 2022, most recently serving as Senior Manager, Audit Services. Mr. Goodroe holds a B.B.A in Accountancy from the University of Georgia, Terry College of Business and an M.S. in Accountancy from the University of Georgia, Terry College of Business.

In connection with Mr. Goodroe’s appointment as Vice President, Chief Accounting Officer and Principal Accounting Officer, the Compensation Committee of the Company’s board of directors granted Mr. Goodroe a one-time equity award of restricted stock units valued at approximately $70,000, which vest in equal yearly installments through the third anniversary of the grant date, subject to Mr. Goodroe’s continued employment with the Company on the applicable vesting dates. Mr. Goodroe’s annual base salary will be $220,000.

There are no arrangements or understandings between Mr. Goodroe and any other person pursuant to which Mr. Goodroe was appointed to serve as Chief Accounting Officer and Principal Accounting Officer of the Company. There are no family relationships between Mr. Goodroe and any director or executive officer of the Company, and Mr. Goodroe does not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Goodroe’s appointment, the Company plans to enter into its standard form of director and officer indemnification agreement with Mr. Goodroe, providing for indemnification and advancement of expenses. The foregoing description of the indemnification agreement is qualified in its entirety by reference to the full text of such agreement, the form of which was filed as Exhibit 10.7 to the Company’s Current Report on Form 8-K, filed with the SEC on October 21, 2021, and incorporated in this Item 5.02 by reference.

On September 12, 2022, the Company issued a press release announcing the appointment of Mr. Goodroe as Vice President, Chief Accounting Officer and Principal Accounting Officer of the Company. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Effective upon the appointment of Mr. Goodroe, Karen Alexander, the Company’s Chief Financial Officer, Principal Financial Officer, Chief Accounting Officer and Principal Accounting Officer, will step down as Chief Accounting Officer and Principal Accounting Officer. Ms. Alexander will continue to serve as the Company’s Chief Financial Officer and Principal Financial Officer.

Equity Compensation Grants

On September 12, 2022, Karen Alexander, the Company’s Chief Financial Officer and Principal Financial Officer, received the following equity compensation grants, which were approved by the Compensation Committee of the Company’s board of directors in accordance with the applicable Performance-Based Restricted Stock Unit Agreement (the “PSU Agreement”) under the Company’s 2021 Omnibus Employee Incentive Plan (the “Plan”) and Restricted Stock Unit Agreement (the “RSU Agreement”) under the Plan:

	RSUs(1)	PSUs(2)
		At Target	150% of Target
Karen Alexander	100,000	66,666	100,000

(1)

Each restricted stock unit award (“RSU”) will vest, subject to the grantee’s continued employment with the Company, in three equal annual installments on the first three anniversaries of August 26, 2022. The foregoing description of the RSU Agreement is qualified in its entirety by reference to the full text of such agreement, the form of which is included in this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 5.02 by reference.

(2)

The numbers included in the table reflect the aggregate number of shares of Class A common stock that may be issuable to the grantee based on a “target” performance. The actual number of shares will vary between and 0% and 150% of the target amount. The performance-based restricted stock unit awards (“PSUs”) provide a scale for the number of shares of Class A common stock issuable to the grantee based (i) 50% on the Company’s net revenue and (ii) 50% on the Company’s transacting accounts, in each case, during the applicable performance period, pursuant to which, in each case, the grantee may earn between 0% of the “target” award (if the Company’s net revenue or transacting accounts, as applicable, achieved with respect to such performance period is below 25% of the “target” performance goal) and 150% of the target award (if the performance level achieved with respect to such performance period equals or exceeds 150% of the “target” performance goal). The performance periods for the PSUs are the years ending December 31, 2023, 2024 and 2025. One-third of the PSUs will be determined based on the performance for each year in the performance period. Each PSU will vest, subject to the grantee’s continued employment with the Company, in three equal annual installments on the first three anniversaries of August 26, 2022. The foregoing description of the PSU Agreement is qualified in its entirety by reference to the full text of such agreement, the form of which is included in this Current Report on Form 8-K as Exhibit 10.2 and incorporated in this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Restricted Stock Unit Award Agreement

10.2	Form of Performance-Based Restricted Stock Unit Award Agreement

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: September 12, 2022

BAKKT HOLDINGS, INC.

By:	/s/ Marc D’Annunzio
Name:	Marc D’Annunzio
Title:	General Counsel and Secretary